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                                                                    EXHIBIT 10.4

                                 ITERIS, INC.

                         EMPLOYEE STOCK PURCHASE PLAN

     This EMPLOYEE STOCK PURCHASE PLAN (the "Plan") is hereby established by ITERIS, INC., a Delaware corporation (the "Company"), effective ________ ___, 1999.

                                   ARTICLE I
                              PURPOSE OF THE PLAN

     1.1 Purpose. The Company has determined that it is in its the best interest to provide incentives to attract and retain employees and to increase employee morale by providing a program through which employees of the Company, and of such of the Company's subsidiaries as the Company's Board of Directors (the "Board") may from time to time designate (each a "Designated Subsidiary", and collectively, "Designated Subsidiaries"), may acquire an equity interest in the Company through the purchase of shares of the common stock of the Company ("Company Stock"). The Plan is hereby established by the Company to permit employees to subscribe for and purchase directly from the Company shares of the Company Stock at a discount from the market price, and to pay the purchase price in installments by payroll deductions. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). The provisions of the Plan are to be construed in a matter consistent with the requirements of Section 423 of the Code. The Plan is not intended to be an employee benefit plan under the Employee Retirement Income Security Act of 1974, and therefore is not required to comply with that Act.

                                   ARTICLE II
                                  DEFINITIONS

     2.1 Compensation. "Compensation" means the amount indicated on the Form W-2, including any elective deferrals with respect to a plan of the Company qualified under either Section 125 or Section 401(a) of the Code, issued to an employee by the Company.

     2.2 Employee. "Employee" means each person currently employed by the Company or any of its Designated Subsidiaries, any portion of whose income is subject to withholding of income tax or for whom Social Security retirement contributions are made by the Company or any Designated Subsidiary.

     2.3 Effective Date. "Effective Date" means the effective date of the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "SEC") in connection with the Company's initial public offering.

     2.4 5% Owner. "5% Owner" means an Employee who, immediately after the grant of any rights under the Plan, would own Company Stock or hold outstanding options to purchase Company Stock possessing 5% or more of the total combined voting power of all classes of stock of the Company. For purposes of this Section, the ownership attribution rules of Section 424(d) of the Code shall apply and stock which the Employee may purchase under outstanding options shall be treated as stock owned by the Employee.
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     2.5  Grant Date.  "Grant Date" means the first day of each Offering Period
(January 1 and July 1) under the Plan. In the first Plan Year only, the initial Grant Date shall be the Effective Date.

     2.6 Participant. "Participant" means an Employee who has satisfied the eligibility requirements of Section 3.1 and has become a participant in the Plan in accordance with Section 3.2.

     2.7 Plan Year. "Plan Year" means the twelve consecutive month period ending on December 31.

     2.8 Offering Period. "Offering Period" means the six-month periods from January 1 through June 30 and July 1 through December 31 of each Plan Year. However, the first Offering Period shall commence on the Effective Date and shall end on June 30, 1999.

     2.9 Purchase Date. "Purchase Date" means the last day of each Offering Period (June 30 or December 31).

                                  ARTICLE III
                         ELIGIBILITY AND PARTICIPATION

     3.1 Eligibility. Each Employee of the Company, or any Designated Subsidiary, who, on the Grant Date, is customarily engaged on a regularly-scheduled basis of more than 20 hours per week for more than five months per calendar year and who has been employed for at least 90 days (or, for the initial Offering Period only, such Employees who are employed on the Effective
Date) in the rendition of personal services to the Company, or any Designated Subsidiary, may become a Participant in the Plan on the Grant Date coincident with or next following his satisfaction of such requirements of employment with the Company or any Designated Subsidiary.

     3.2 Participation. An Employee who has satisfied the eligibility requirements of Section 3.1 may become a Participant in the Plan upon his completion and delivery to the Secretary of the Company of a Subscription Agreement provided by the Company (the "Subscription Agreement") authorizing payroll deductions. Payroll deductions for a Participant shall commence on the Grant Date coincident with or next following the filing of the Participant's Subscription Agreement and shall remain in effect until revoked by the Participant by the filing of a notice of withdrawal from the Plan under Article VIII or by the filing of a new Subscription Agreement providing for a change in the Participant's payroll deduction rate under Section 5.2.

     3.3  Special Rules.  Under no circumstances shall:

          (a) A 5% Owner be granted a right to purchase Company Stock under the Plan;

          (b) A Participant be entitled to purchase Company Stock under the Plan which, when aggregated with all other employee stock purchase plans of the Company, exceed an amount equal to the Aggregate Maximum. "Aggregate Maximum" means an amount equal to $25,000 worth of Company Stock (determined using the fair market value of such Company Stock at each applicable Grant Date) during each Plan Year; or

          (c) The number of shares of Company Stock purchasable by a Participant on any Purchase Date exceed 5,000 shares, subject to periodic adjustments under Section 10.4.

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                                  ARTICLE IV
                               OFFERING PERIODS

     4.1 Offering Periods. The initial grant of the right to purchase Company Stock under the Plan shall occur on the Effective Date. Thereafter, the Plan shall provide for Offering Periods commencing on each Grant Date and terminating on the next following Purchase Date. The Board shall have the power to change the Offering Periods without stockholder approval.

                                   ARTICLE V
                              PAYROLL DEDUCTIONS

     5.1 Participant Election. Upon completion of the Subscription Agreement, each Participant shall designate the amount of payroll deductions to be made from his paycheck to purchase Company Stock under the Plan. The amount of payroll deductions shall be designated in whole percentages of Compensation, not to exceed 15%. The amount so designated upon the Subscription Agreement shall be effective as of the next Grant Date and shall continue until terminated or altered in accordance with Section 5.2 below.

     5.2 Changes in Election. A Participant may terminate participation in the Plan at any time prior to the close of an Offering Period and withdrawal the amounts held in his Account as provided in Article 8. A Participant may also terminate payroll deductions and have accumulated deductions for the Offering Period applied to the purchase of Company Stock as of the next Purchase Date by completing and delivering to the Secretary a new Subscription Agreement setting forth the desired change. A Participant may decrease or increase the rate of payroll deductions one time during any Offering Period by completing and delivering to the Secretary of the Company a new Subscription Agreement setting forth the desired change at least 15 days prior to the end of the Offering Period. Any change under this Section shall become effective on the next payroll period (to the extent practical under the Company's payroll practices) following the delivery of the new Subscription Agreement.

     5.3 Participant Accounts. The Company shall establish and maintain a separate account ("Account") for each Participant. The amount of each Participant's payroll deductions shall be credited to his Account. Other than through payroll deductions, an Employee may not make any other payments into his Account. No interest will be paid or allowed on amounts credited to a Participant's Account. All payroll deductions received by the Company under the Plan are general corporate assets of the Company and may be used by the Company for any corporate purpose. The Company is not obligated to segregate such payroll deductions.

                                  ARTICLE VI
                           GRANT OF PURCHASE RIGHTS

     6.1 Right to Purchase Shares. On each Grant Date, each Participant shall be granted a right to purchase at the price determined under Section 6.2 that number of shares, rounded down to the nearest whole, of Company Stock that can be purchased with the amounts held in his Account, subject to the limits set forth in Section 3.3. If there are amounts held in a Participant's Account that are not used to purchase Company Stock, such amounts shall remain in the Participant's Account and shall be eligible to purchase Company Stock in any subsequent Offering Period, unless otherwise withdrawn pursuant to Section 8.1.

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     6.2  Purchase Price.  The purchase price for any Offering Period shall be the lesser of:

          (a)  85% of the Fair Market Value of Company Stock on the Grant Date;
or

          (b)  85% of the Fair Market Value of Company Stock on the Purchase
Date.

     6.3 Fair Market Value. "Fair Market Value" for the initial Grant Date (which is the Effective Date) shall be the initial price to the public as set forth in the final prospectus included within the registration statement on Form S-1 filed with the SEC for the initial public offering of the Company's common stock. For any subsequent date thereafter, "Fair Market Value" shall mean the value of one share of Company Stock, determined as follows:

          (a) If the Company Stock is then listed or admitted to trading on the Nasdaq National Market System or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on the Nasdaq National Market System or principal stock exchange on which the Company Stock is then listed or admitted to trading, or, if no closing sale price is quoted or no sale takes place on such day, then the Fair Market Value shall be the closing sale price of the Company Stock on the Nasdaq National Market System or such exchange on the next preceding day on which a sale occurred.

          (b) If the Company Stock is not then listed or admitted to trading on the Nasdaq National Market System or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Company Stock in the over-the-counter market on the date of valuation. If no sales take place on such day, then the fair market value shall be the average of the closing bid and asked prices on the next preceding day on which sales occurred.

          (c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Board or any committee appointed by the Board in good faith using any reasonable method of valuation, which determination shall be conclusive and binding on all interested parties.

                                  ARTICLE VII
                               PURCHASE OF STOCK

     7.1 Purchase of Company Stock. Absent an election by the Participant to terminate and have his Account returned, on each Purchase Date, the Plan shall purchase on behalf of each Participant the maximum number of whole shares of Company Stock at the purchase price determined under Section 6.2 above as can be purchased with the amounts held in each Participant's Account. In the event that there are amounts held in a Participant's Account that are not used to purchase Company Stock, all such amounts shall be held in the Participant's Account and carried forward to the next Offering Period, unless otherwise withdrawn pursuant to Section 8.1.

     7.2  Delivery of Company Stock.

          (a) Company Stock acquired under the Plan may either be issued directly to Participants or may be issued to a contract administrator ("Administrator") engaged by the Company to administer the Plan under Article
IX. If the Company Stock is issued in the name of the Administrator, all Company Stock so issued ("Plan Held Stock") shall be held in the name of the Administrator for the benefit of the Plan. The Administrator shall maintain accounts for the benefit

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of the Participants which shall reflect each Participant's interest in the Plan
Held Stock. Such accounts shall reflect the number of shares of Company Stock that are being held by the Administrator for the benefit of each Participant.

          (b) Any Participant may elect to have the Company Stock purchased under the Plan from his Account be issued directly to the Participant. Any election under this paragraph shall be on the forms provided by the Company and shall be issued in accordance with paragraph (c) below.

          (c) In the event that Company Stock under the Plan is issued directly to a Participant, the Company will deliver to each Participant a stock certificate or certificates issued in his name for the number of shares of Company Stock purchased as soon as practicable after the Purchase Date. The time of issuance and delivery of shares may be postponed for such period as may be necessary to comply with the registration requirements under the Securities Act of 1933, as amended, the listing requirements of any securities exchange on which the Company Stock may then be listed, or the requirements under other laws or regulations applicable to the issuance or sale of such shares.

                                 ARTICLE VIII
                                  WITHDRAWAL

     8.1 In Service Withdrawals. At any time prior to the Purchase Date of an Offering Period, any Participant may withdraw the amounts held in his Account by executing and delivering to the Secretary for the Company written notice of withdrawal on the form provided by the Company. In such a case, the entire balance of the Participant's Account shall be paid to the Participant, without interest, as soon as is practicable. Upon such notification, the Participant shall cease to participate in the Plan for the remainder of the Offering Period, and for the immediately following Offering Period in which the notice is given. Any Employee who has withdrawn under this Section shall be excluded from participation in the Plan for the remainder of the Offering Period and for the immediately following Offering Period, but may then be reinstated as a Participant for a subsequent Offering Period by executing and delivering a new Subscription Agreement to the Secretary of the Company.

     8.2  Termination of Employment.

          (a) In the event that a Participant's employment with the Company terminates for any reason, the Participant shall cease to participate in the Plan on the date of termination. As soon as is practical following the date of termination, the entire balance of the Participant's Account shall be paid to the Participant or his beneficiary, without interest.

          (b) A Participant may file a written designation of a beneficiary who is to receive any shares of Company Stock purchased under the Plan or any cash from the Participant's Account in the event of his death subsequent to a Purchase Date, but prior to delivery of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's Account under the Plan in the event of his death prior to a Purchase Date under paragraph (a) above.

          (c) Any beneficiary designation under paragraph (b) above may be changed by the Participant at any time by written notice. In the event of the death of a Participant, the

                                       5
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Committee may rely upon the most recent beneficiary designation it has on file as being the appropriate beneficiary. In the event of the death of a Participant where no valid beneficiary designation exists or the beneficiary has predeceased the Participant, the Committee shall deliver any cash or shares of Company Stock to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed to the knowledge of the Committee, the Committee, in its sole discretion, may deliver such shares of Company Stock or cash to the spouse or any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Committee, then to such other person as the Committee may designate.

                                  ARTICLE IX
                              PLAN ADMINISTRATION

     9.1  Plan Administration.

          (a) Authority to control and manage the operation and administration of the Plan shall be vested in the Board or a committee ("Committee") thereof. As used herein, the term "Administrator" means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee. The Administrator shall have all powers necessary to supervise the administration of the Plan and control its operations.

          (b) In addition to any powers and authority conferred upon the Administrator elsewhere in the Plan or by law, the Administrator shall have the following powers and authority:

               (i) To designate agents to carry out responsibilities relating to the Plan;

               (ii) To administer, interpret, construe and apply this Plan and to answer all questions which may arise or which may be raised under this Plan by a Participant, his beneficiary or any other person whatsoever;

               (iii) To establish rules and procedures from time to time for the conduct of its business and for the administration and effectuation of its responsibilities under the Plan; and

               (iv) To perform or cause to be performed such further acts as it may deem to be necessary, appropriate, or convenient for the operation of the Plan.

          (c) Any action taken in good faith by the Board or Committee in the exercise of authority conferred upon it by this Plan shall be conclusive and binding upon a Participant and his beneficiaries. All discretionary powers conferred upon the Board or Committee shall be absolute.

     9.2 Limitation on Liability. No Employee of the Company nor member of the Board or Committee shall be subject to any liability with respect to his duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any other Employee of the Company with duties under the Plan who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative, or investigative, by reason of the person's conduct in the performance of his duties under the Plan.

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                                   ARTICLE X
                                 COMPANY STOCK

     10.1 Limitations on Purchase of Shares. The maximum number of shares of Company Stock that shall be made available for sale under the Plan shall be ________ shares, subject to adjustment under Section 10.4 below. The shares of Company Stock to be sold to Participants under the Plan will be issued by the Company. If the total number of shares of Company Stock that would otherwise be issuable pursuant to rights granted pursuant to Section 6.1 of the Plan at the Purchase Date exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available in as uniform and equitable manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares to each Participant affected thereby and any unused payroll deductions shall be returned to such Participant if necessary.

     10.2 Voting Company Stock. The Participant will have no interest or voting right in shares to be purchased under Section 6.1 of the Plan until such shares have been purchased.

     10.3 Registration of Company Stock. Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant unless designated otherwise by the Participant.

     10.4 Changes in Capitalization of the Company. Subject to any required action by the stockholders of the Company, the number of shares of Company Stock covered by each right under the Plan which has not yet been exercised and the number of shares of Company Stock which have been authorized for issuance under the Plan but have not yet been placed under rights or which have been returned to the Plan upon the cancellation of a right, as well as the purchase price per share of Company Stock covered by each right under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Company Stock resulting from a stock split, stock dividend, spin-off, reorganization, recapitalization, merger, consolidation, exchange of shares or the like. Such adjustment shall be made by the Board of Directors for the Company, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Company Stock subject to any right granted hereunder.

     10.5 Merger of Company. In the event that the Company at any time merges into, consolidates with or enters into any other reorganization pursuant to which the Company is not the surviving entity (sells substantially all of its assets, enters into a transaction in which securities of the Company possessing at least 50% of the total combined voting power of all outstanding securities of the Company are transferred in one transaction or a series of related transactions or engages in a "reverse" merger in which the Company is the surviving entity and in which securities possessing more than 50% of the total combined voting power of all outstanding voting securities of the Company are transferred to persons different from the persons holding those securities immediately prior to the merger), the Plan shall terminate, unless provision is made in writing in connection with such transaction for the continuance of the Plan and for the assumption of rights theretofore granted, or the substitution for such rights of new rights covering the shares of a successor corporation, with appropriate adjustments as to number and kind of shares and prices, in which event the Plan and the rights theretofore granted or the new rights substituted therefor, shall continue in the manner and under the terms so provided. If such provision is not made in such transaction for the continuance of

                                       7
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the Plan and the assumption of rights theretofore granted or the substitution for such rights of new rights covering the shares of a successor corporation, then the Board of Directors or its committee shall cause written notice of the proposed transaction to be given to the persons holding rights not less than 10 days prior to the anticipated effective date of the proposed transaction, and, concurrent with the effective date of the proposed transaction, such rights shall be exercised automatically in accordance with Section 7.1 as if such effective date were a Purchase Date of the applicable Offering Period unless a Participant withdraws from the Plan as provided in Section 8.1.

                                  ARTICLE XI
                             MISCELLANEOUS MATTERS

     11.1 Amendment and Termination. The Plan shall terminate on the ten year anniversary of the Effective Date. Since future conditions affecting the Company cannot be anticipated or foreseen, the Company reserves the right to amend, modify, or terminate the Plan at any time. Upon termination of the Plan, all benefits shall become payable immediately. Notwithstanding the foregoing, no such amendment or termination shall affect rights previously granted, nor may an amendment make any change in any right previously granted which adversely affects the rights of any Participant. In addition, no amendment may be made without prior approval of the stockholders of the Company if such amendment would:

           (a) Increase the number of shares of Company Stock that may be issued under the Plan;

           (b) Materially modify the requirements as to eligibility for participation in the Plan; or

           (c) Materially increase the benefits which accrue to Participants under the Plan.

     11.2 Stockholder Approval. Continuance of the Plan and the effectiveness of any right granted hereunder shall be subject to approval by the stockholders of the Company, within twelve months before or after the date the Plan is adopted by the Board.

     11.3 Benefits Not Alienable. Benefits under the Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with
Article VIII.

     11.4 Transferability. Neither payroll deductions credited to a Participant's Account, nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 8.2 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from the Offering Period in accordance with Article VIII hereof.

     11.5 No Enlargement of Employee Rights. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Employee or to be consideration for, or an inducement to, or a condition of, the employment of any Employee. Nothing contained in the Plan shall be deemed to give the right to any Employee

                                       8
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to be retained in the employ of the Company or to interfere with the right of the Company to discharge any Employee at any time.

     11.6 Governing Law. To the extent not preempted by Federal law, all legal questions pertaining to the Plan shall be determined in accordance with the laws of the State of Delaware.

     11.7 Non-business Days. When any act under the Plan is required to be performed on a day that falls on a Saturday, Sunday or legal holiday, that act shall be performed on the next succeeding day which is not a Saturday, Sunday or legal holiday. Notwithstanding the above, Fair Market Value shall be determined in accordance with Section 6.3.

     11.8 Compliance With Securities Laws. Notwithstanding any provision of the Plan, the Committee shall administer the Plan in such a way to ensure that the Plan at all times complies with any requirements of Federal Securities Laws. For example, affiliates may be required to make irrevocable elections in accordance with the rules set forth under Section 16b-3 of the Securities Exchange Act of 1934.

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

                           INDEMNIFICATION AGREEMENT


     This INDEMNIFICATION AGREEMENT ("Agreement") is made on December __, 1999, between ITERIS, INC., a Delaware corporation (the "Company"), and
_______________________ ("Indemnitee"), an officer and/or member of the Board of Directors of the Company.

     WHEREAS, the Company desires the benefits of having Indemnitee serve as an officer and/or director secure in the knowledge that expenses, liabilities and losses incurred by him in his good faith service to the Company will be borne by the Company or its successors and assigns in accordance with applicable law; and

     WHEREAS, the Company desires that Indemnitee resist and defend against what Indemnitee may consider to be unjustified investigations, claims, actions, suits and proceedings which have arisen or may arise in the future as a result of Indemnitee's service to the Company notwithstanding that conditions in the insurance markets may make directors' and officers' liability insurance coverage unavailable or available only at premium levels which the Company may deem inappropriate to pay; and

     WHEREAS, the parties believe it appropriate to memorialize and reaffirm the Company's indemnification obligations to Indemnitee and, in addition, set forth the indemnification agreements contained herein;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

     1. Indemnification. Indemnitee shall be indemnified and held harmless by the Company to the fullest extent permitted by its Certificate of Incorporation, Bylaws and applicable law, as the same exists or may hereafter be amended, against all expenses, liabilities and loss (including attorneys' fees, judgments, fines, and amounts paid or to be paid in any settlement approved in advance by the Company, such approval not to be unreasonably withheld) (collectively, "Indemnifiable Expenses") actually reasonably incurred or suffered by Indemnitee in connection with any present or future threatened, pending or contemplated investigation, claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (collectively, "Indemnifiable Litigation"), (i) to which Indemnitee is or was a party or is threatened to be made a party by reason of any action or inaction in Indemnitee's capacity as a director or officer of the Company, or (ii) with respect to which Indemnitee is otherwise involved by reason of the fact that Indemnitee is or was serving as a director, officer, employee or agent of the Company, or of any subsidiary or division, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Notwithstanding the foregoing, Indemnitee shall have no right to indemnification for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended.

     2. Interim Expenses. The Company agrees to pay Indemnifiable Expenses incurred by Indemnitee in connection with any Indemnifiable Litigation in advance of the final disposition thereof, provided that the Company has received an undertaking by or on behalf of Indemnitee, substantially in the form attached hereto as Exhibit A, to repay the amount so advanced
                   ---------
to the extent that it is ultimately determined that Indemnitee is not entitled to be indemnified by the Company under this Agreement or otherwise. The advances to be made hereunder shall be paid by the Company to Indemnitee within twenty
(20) days following delivery of a written request therefor by Indemnitee to the Company.

     3. Procedure for Making Demand. Indemnitee shall, as a condition precedent to his right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address set forth in Section 11 hereof (or such other address as the Company shall designate in writing to Indemnitee). Notice shall be deemed received three business days after the date postmarked and sent by certified or registered mail, properly addressed; otherwise notice shall be deemed received when such notice shall actually be received by the Company. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power. Any indemnification provided for in Section 1 shall be made no later than forty-five
(45) days after receipt of the written request of Indemnitee.

     4.        Failure to Indemnify.

          (a) If a claim under this Agreement, or any statute, or under any provision of the Company's Amended and Restated Certificate of Incorporation or Bylaws providing for indemnification, is not paid in full by the Company, within forty-five (45) days after a written request for payment thereof has been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 12 of this Agreement, if successful in whole or in part, Indemnitee shall also be entitled to be paid for the expense (including attorneys' fees) of bringing such action.

          (b) It shall be a defense to such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that Indemnitee has not met the standard of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company and Indemnitee shall be entitled to receive interim payments of interim expenses pursuant to Section 2 hereof unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties' intention that if the Company contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Company (including its board of directors, independent legal counsel, or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its board of directors, any committee or subgroup of the board of directors, independent legal counsel, or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

     5. Notice to Insurers. If, at the time of the receipt of a notice of a claim pursuant to Section 3 thereof, the Company has director and/or officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

     6. Retention of Counsel. In the event that the Company shall be obligated to pay Indemnifiable Expenses as a result of any proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by that Indemnitee with respect to that same proceeding, provided that (i) Indemnitee shall have the right to employ his or her counsel in any such proceeding at Indemnitee's expense, and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

     7. Successors. This Agreement establishes contract rights which shall be binding upon, and shall inure to the benefit of, the successors, assigns, heirs and legal representatives of the parties hereto.

     8. Mutual Acknowledgment. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company may be required in the future to undertake to the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee, and, in that event, the Indemnitee's rights and the Company's obligations hereunder shall be subject to that determination.

     9. Contract Rights Not Exclusive. The contract rights conferred by this Agreement shall be in addition to, but not exclusive of, any other right which Indemnitee may have or may hereafter acquire under any statute, provision of the Company's Certificate of Incorporation or Bylaws, agreement, vote of shareholders or disinterested directors, or otherwise.

     10. Assumption of Indemnification Obligation. The Company hereby assumes the obligation to indemnify Indemnitee of the Company's corporate parent, Odetics, Inc., a California corporation ("Odetics ITS"), provided
                                                                 --------
however, that at all times prior to the effective time of the merger between the
-------
Company and Odetics ITS, Odetics ITS shall continue to indemnify Indemnitee to the fullest extent permitted under its Articles of Incorporation, its Bylaws and the General Corporation Law of the State of California.

     11. Indemnitee's Obligations. The Indemnitee shall promptly advise the Company in writing of the institution of any investigation, claim, action, suit or proceeding which is or may be subject to this Agreement and keep the Company generally informed of, and consult with the Company with respect to, the status of any such investigation, claim, action, suit or proceeding. Notices to the Company shall be directed to ITERIS, INC., 1515 S. Manchester Avenue, Anaheim,

California 92802, Attn: Jack E. Johnson (or other such address as the Company shall designate in writing to Indemnitee). Notice shall be deemed received three days after the date postmarked if sent by certified or registered mail, properly addressed. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

     12. Attorneys' Fees. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, a court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement, or to enforce or interpret any other terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

     13. Severability. Should any provision of this Agreement, or any clause hereof, be held to be invalid, illegal or unenforceable, in whole or in part, the remaining provisions and clauses of this Agreement shall remain fully enforceable and binding on the parties.

     14. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether of not similar) nor shall such waiver constitute a continuing waiver.

     15. Choice of Law. The validity, interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                                    ITERIS, INC.


                                    By:   ________________________________
                                    Its:  ________________________________


                                    INDEMNITEE:


                                    Name: _________________________________

                                   EXHIBIT A

                             UNDERTAKING AGREEMENT


     This UNDERTAKING AGREEMENT is made on _______________, 19__, between ___________________, a Delaware corporation (the "Company") and
__________________________, an officer and/or member of the board of directors of the Company ("Indemnitee").

     WHEREAS, Indemnitee may become involved in investigations, claims, actions, suits or proceedings which have arisen or may arise in the future as a result of Indemnitee's service to the Company; and

     WHEREAS, Indemnitee desires that the Company pay any and all expenses (including, but not limited to, attorneys' fees and court costs) actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in defending or investigating any such suits or claims and that such payment be made in advance of the final disposition of such investigations, claims, actions, suits or proceedings to the extent that Indemnitee has not been previously reimbursed by insurance; and

     WHEREAS, the Company is willing to make such payments but, in accordance with Section 145 of the General Corporation Law of the State of Delaware, the Company may make such payments only if it receives an undertaking to repay from Indemnitee; and

     WHEREAS, Indemnitee is willing to give such an undertaking;

     NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

     1. In regard to any payments made by the Company to Indemnitee pursuant to the terms of the Indemnification Agreement dated _______________, 199 __, between the Company and Indemnitee, Indemnitee hereby undertakes and agrees to repay to the Company any and all amounts so paid promptly and in any event within thirty (30) days after the disposition, including any appeals, of any litigation or threatened litigation on account of which payments were made, but only to the extent that Indemnitee is ultimately found not entitled to be indemnified by the Company under the Bylaws of the Company and Section 145 of the General Corporation Law of the State of Delaware, or other applicable law.

     2. This Agreement shall not affect in any manner rights which Indemnitee may have against the Company, any insurer or any other person to seek indemnification for or reimbursement of any expenses referred to herein or any judgment which may be rendered in any litigation or proceeding.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first above written.

                                    ______________________________:

                                    By:   ________________________
                                    Its:  ________________________

                                    INDEMNITEE:


                                    Name: ________________________

                                       2